QT5, INC.

                                   EXHIBIT 32

                            CERTIFICATION OF OFFICERS
                                  OF QT 5, INC.
                           PURSUANT TO 18 USC SS. 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of QT5, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

(a) The Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b) Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original copy of this written statement required by Section 906 has been provided to QT5, Inc. and will be retained by QT5, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: October 4, 2004


/s/ Edward W. Withrow III
--------------------------------------------------------------
Edward W. Withrow III
Chief Executive Officer


/s/ Edward W. Withrow III
--------------------------------------------------------------
Edward W. Withrow III
President


/s/ Edward W. Withrow III
--------------------------------------------------------------
Edward W. Withrow III
Acting Chief Financial Officer